OCTOBER 31, 2001





                                    SEMI-ANNUAL REPORT












[NYSE LOGO]                         CLOSED-END NYSE-TRADED MUNICIPAL BOND FUNDS
                                    PIMCO Municipal Income Fund (PMF)
                                    PIMCO California Municipal Income Fund (PCQ)
                                    PIMCO New York Municipal Income Fund (PNF)






                                                                     PIMCO FUNDS

TABLE OF CONTENTS

                  President's Letter                                           3
                  Fund Summaries                                             4-9
                  Schedules of Investments                                 10-17

                                                                     SCHEDULE OF
                  FUND                                 FUND SUMMARY  INVESTMENTS
                  PIMCO Municipal Income Fund                4           10
                  PIMCO California Municipal Income Fund     6           14
                  PIMCO New York Municipal Income Fund       8           16

                  Statements of Assets and Liabilities                        18
                  Statements of Operations                                    19
                  Statements of Changes in Net Assets                         20
                  Notes to Financial Statements                            21-23
                  Financial Highlights                                        24


This report, including the financial information herein, is transmitted to the shareholders of PIMCO Municipal Income Fund, PIMCO California Municipal Fund and PIMCO New York Municipal Income Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase of shares of any of the Funds or any securities mentioned in this report.

In accordance with Section 23(c) of the Investment Company Act of 1940, each Fund hereby gives notice that it may from time to time repurchase its shares in the open market at the option of the Board of Trustees and on such terms as the Trustees shall determine.

[PICTURE]

Dear Shareholder:

PIMCO Funds is pleased to provide you with the initial semi-annual report for PIMCO Municipal Income Fund, PIMCO California Municipal Income Fund and PIMCO New York Municipal Income Fund (the "Municipal Income Funds"), for the period June 29, 2001 (commencement of operations) through October 31, 2001.

I am pleased to report that each of the Municipal Income Funds has consistently met its respective objectives since they were launched, delivering a steady stream of current, tax-exempt income. In fact, at October 31, 2001, all three Funds were yielding approximately 6%. Of course, the Funds' use of leverage--which entails additional risks, including enhanced interest rate risk--contributed to these strong results. Bear in mind that leverage can also amplify negative performance during adverse market conditions.

We believe that the launch of the Municipal Income Funds came at an opportune time in the municipal bond market. With interest rates currently near 40-year lows, PIMCO believes that municipal securities offer some of the most attractive tax-adjusted values in the fixed income marketplace today. In addition, because each Fund focuses primarily on investment-grade quality municipal bonds, we believe these Funds provide a prudent investment option for the long-term taxable investor--especially when part of a well-diversified portfolio.

PIMCO Funds is committed to delivering the highest standard of service to shareholders. For ongoing information about your investment, please contact your financial advisor, or call our shareholder services area at 1-800-331-1710. You can also access a wide range of information and resources through our Web site--www.pimcofunds.com.

Thank you for the trust you have placed in PIMCO Funds. We look forward to working with you and your financial advisor for many years to come.


Sincerely,

/s/ Stephen Treadway

Stephen Treadway
President
November 30, 2001

The opinions expressed in this letter are those of the author and no forecasts can be guaranteed.

                  10.31.01 | PIMCO Municipal Income Funds Semi-Annual Report   3

A NYSE TRADED MUNICIPAL BOND FUND

PIMCO MUNICIPAL INCOME FUND

SYMBOL:
PMF

INVESTMENT OBJECTIVE:
PIMCO Municipal Income Fund seeks to provide income exempt from federal income tax.

MAIN INVESTMENTS:
Municipal fixed-income
securities the interest from which is exempt from federal income taxes.

FUND INCEPTION DATE:
June 29, 2001

NET ASSETS:
$552.5 million (as of 10/31/01)

PORTFOLIO MANAGER:
Mark McCray


[PICTURE]


Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

"In the current market environment, municipal bonds continue to make sense for investors given their attractive yields and strong credit profile."

The Lehman General Municipal Bond Index is an unmanaged index representative of the tax-exempt bond market. The index is made up of all investment grade municipal bonds issued after 12/31/90 having a remaining maturity of at least one-year. It is not possible to invest directly in the index.

The opinions expressed above are those of the Fund's portfolio manager and are current only through October 31, 2001. They should not be considered investment advice. The portfolio manager's views are subject to change at any time based on market and other conditions, and no forecasts are guaranteed.

PIMCO Municipal Income Fund began trading on the New York Stock Exchange on June 27, 2001 and calculated its first net asset value ("NAV") on June 29, 2001. Since the Fund's inception through October 31, 2001, the Fund's common shares provided a total return based on NAV of 5.25%, compared to 3.88% for the Lehman General Municipal Bond Index over the same time period. (For share price information, see opposite page.)

MILITARY UNCERTAINTY AND HISTORIC TREASURY ANNOUNCEMENT DRIVE BOND RETURNS.
The U.S. economy slowed significantly over the four months ended October 21, 2001 as corporate profits continued to deteriorate, capital investment dried up, and unemployment surged. The attacks of September 11 magnified these trends, and caused further risk aversion among investors. In addition, the economy faced deeper economic uncertainty as military action began in Afghanistan, the U.S. faced further security threats and the Treasury Department announced that it would no longer issue 30-year debt. High quality fixed-income assets performed well during the period, as investors sought safety amid the turmoil. However, municipal bonds underperformed taxable debt during the period due to increased investor preference for high quality, very liquid Treasury and agency securities.

HIGH QUALITY BIAS AND DEFENSIVE FOCUS CONTRIBUTED TO PERFORMANCE.
The Fund's focus on high-quality municipal bonds enhanced returns as it enabled it to withstand the financial shock that occurred in the wake of the September 11 attacks. The Fund's exposure to the healthcare industry was positive as those bonds performed well due to their strong cash flow and defensive characteristics. Extended duration also helped returns as municipal yields fell across all maturities. The Fund's use of leverage through the issuance of preferred shares increased portfolio yield--the municipal yield curve steepened in response to the Fed's easing campaign. Transportation-related securities negatively impacted performance, especially airport bonds, as revenues and prospective debt servicing coverages were adversely affected by the attack. The negative impact on the Fund was limited by holdings of insured issues and minimal overall exposure.

SOME MORE PAIN AHEAD, BUT THEN A POSSIBLE RECOVERY.
After assessing the impact of the September 11 attacks, our secular outlook for weaker global growth remains intact. In the short term, we expect that the U.S. economy will initially experience further contraction, but then recover with the benefit of fiscal and monetary stimulus. On the down side, heightened political and economic uncertainty will reinforce trends already in existence prior to the attacks. We believe that municipal bonds should continue to provide strong relative values even under recessionary conditions as they offer high credit quality and attractive tax-adjusted yields.

4   10.31.01 | PIMCO Municipal Income Funds Semi-Annual Report

PIMCO MUNICIPAL INCOME FUND PERFORMANCE & STATISTICS

All information as of October 31, 2001

CUMULATIVE TOTAL RETURN                         On Common Share Price   On NAV

Since Commencement of Operations (6/29/01)      (0.12)%                 5.25%

CREDIT QUALITY (S&P Ratings)*

AAA                             47%
-----------------------------------
AA                              21%
-----------------------------------
A                               22%
-----------------------------------
BBB                              4%
-----------------------------------
BB                               5%
-----------------------------------
BB                               1%
-----------------------------------
Weighted Average Quality        AA


PORTFOLIO STATISTICS*
Share Price                            $14.75
---------------------------------------------
Net Asset Value                        $14.85
---------------------------------------------
Market Yield(1)                         6.26%
---------------------------------------------
Taxable Equivalent Yield(2)            10.28%
---------------------------------------------
(Federal Income Tax Rate)

Fund Net Assets (millions)             $552.5
---------------------------------------------
Average Effective Maturity (years)      17.42
---------------------------------------------
Average Duration(3)                     12.41

PORTFOLIO
COMPOSITION* (as a % of net assets)

Healthcare Revenue                      27%
-------------------------------------------
Transportation Revenue                  17%
-------------------------------------------
Local General Obligations               15%
-------------------------------------------
Other Revenue                            8%
-------------------------------------------
State General Obligations                7%

TOP FIVE STATES
(as a % of total investments)

Illinois                              15.6%
-------------------------------------------
Texas                                 15.2%
-------------------------------------------
Pennsylvania                           8.5%
-------------------------------------------
Michigan                               7.5%
-------------------------------------------
South Carolina                         4.8%

COMMON SHARE PRICE PERFORMANCE

[LINE CHART]

2001 MONTHLY DIVIDENDS PER
COMMON SHARE

[BAR GRAPH]

Past performance is no guarantee of future results.

(1) Market yield is the annualized dividend yield on the market price for the last day of the period.

(2) Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Fund on an after-tax basis. It is calculated using the current market yield and a federal tax rate of 39.1%.

(3) Duration is a measure of a portfolio's NAV volatility in reaction to interest rate movements.

* The Fund's portfolio is actively managed, and its current and future credit quality breakdown, portfolio statistics and portfolio composition are likely to vary from those listed above as of the date of this report.

INVESTMENT PROCESS
--------------------------------------------------------------------------------
The top-down investment process begins with our annual secular forum at which PIMCO develops a 3-5 year outlook for the global economy and interest rates. This helps set the basic portfolio parameters, including duration, yield-curve positioning, sector weightings and credit quality. Our municipal bond team seeks to add value in a number of ways. They believe that investments should be made from the point of view of maximizing after-tax total return as opposed to simply reaching for maximum yield. So the portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the marketplace change. Yield-to-worst measures are carefully examined, as are the impact of a shifting municipal yield curve and the influence of yield volatility and credit shifts on the portfolio.

                  10.31.01 | PIMCO Municipal Income Funds Semi-Annual Report   5

A NYSE TRADED MUNICIPAL BOND FUND

PIMCO CALIFORNIA MUNICIPAL INCOME FUND

SYMBOL:
PCQ

INVESTMENT OBJECTIVE:
PIMCO California Municipal Income Fund seeks to provide current income exempt from federal and California income tax.

MAIN INVESTMENTS:
Municipal fixed-income
securities the interest from which is exempt from federal and California income taxes.

FUND INCEPTION DATE:
June 29, 2001

NET ASSETS:
$410.0 million (as of 10/31/01)

PORTFOLIO MANAGER:
Mark McCray


[PICTURE]


Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

"California municipal bonds are an attractive alternative given the current volatility affecting the financial markets."

Mark McCray

The Lehman Insured California Municipal Debt Index is an unmanaged index comprised of insured California Municipal Bond Issues. It is not possible to invest directly in the index.

The opinions expressed above are those of the Fund's portfolio manager and are current only through October 31, 2001. They should not be considered investment advice. The portfolio manager's views are subject to change at any time based on market and other conditions, and no forecasts are guaranteed.

PIMCO California Municipal Income Fund began trading on the New York Stock Exchange on June 27, 2001 and calculated its first net asset value ("NAV") on June 29, 2001. Since the Fund's inception through October 31, 2001, the Fund's common shares provided a total return based on NAV of 5.17%, compared to 5.09% for the Lehman Insured California Municipal Debt Index over the same time period. (For share price information, see opposite page.)

POLITICAL AND ECONOMIC UNCERTAINTY DRAG DOWN THE ECONOMY.
The U.S economy slowed significantly over the four months ended October 31, 2001, despite a supportive Federal Reserve, which lowered short-term rates by four percentage points since the beginning of the 2001 calendar year. Eroding profits, mounting layoffs and lower consumer confidence all contributed to the weakening of the economy and were exacerbated by the terrorist attacks of September 11. In addition, the economy faced deeper economic uncertainty as military action began in Afghanistan, the U.S. faced further security threats and the Treasury Department announced that it would no longer issue 30-year debt. High quality assets outperformed as investors sought safety amid the turmoil. While municipal debt underperformed taxable debt, the California municipal market outperformed the national municipal market amid modest new issuance and stabilized energy costs.

REVENUE BONDS PROVIDE ANCHOR AMID VOLATILITY
The Fund's exposure to revenue bonds enhanced returns as the Fund benefited from the strong cash flow generated by these issues. Extended duration was also positive for returns as California municipal yields fell across all maturities. Due to its high quality focus, the Fund was also well positioned to withstand the effects of September 11 on the financial markets. While transportation holdings, especially airport bonds, were negative for performance, the Fund benefited from limited exposure to these issues. The Fund's use of leverage through the issuance of preferred shares increased portfolio yield--the California municipal yield curve steepened in response to the Fed's easing campaign.

ECONOMY LIKELY TO WEAKEN IN THE SHORT TERM, BUT IS POISED FOR A REBOUND.
While our secular outlook for weaker global growth remains intact, we do anticipate that sometime in 2002 economic growth could rebound sharply due to the convergence of aggressive monetary easing and increased fiscal stimulus. In the near term, however, the risks remain weighted towards continued economic weakness. As a result, we intend to maintain our focus on high-quality issues. We believe that long-term California municipal bonds offer attractive tax-adjusted yields relative to Treasury and agency issues, despite the higher probability of a state recession after the September 11 attacks.

6   10.31.01 | PIMCO Municipal Income Funds Semi-Annual Report

PIMCO CALIFORNIA MUNICIPAL INCOME FUND PERFORMANCE & STATISTICS

All information as of October 31, 2001

CUMULATIVE TOTAL RETURN                         On Common Share Price   On NAV

Since Commencement of Operations (6/29/01)      3.46%                   5.17%

CREDIT QUALITY (S&P Ratings)*

 AAA                            47%
-----------------------------------
 AA                             14%
-----------------------------------
 A                               9%
-----------------------------------
 BBB                            13%
-----------------------------------
 BB                             17%
-----------------------------------
Weighted Average Quality        AA-

PORTFOLIO STATISTICS*

Share Price                                $15.28
-------------------------------------------------
Net Asset Value                            $14.84
-------------------------------------------------
Market Yield(1)                             5.89%
-------------------------------------------------
Taxable Equivalent Yield(2)                10.66%
-------------------------------------------------
(Combined Federal & State Income Tax Rate)

Net Assets (millions)                      $410.0
-------------------------------------------------
Average Effective Maturity (years)          19.34
-------------------------------------------------
Average Duration(3)                         13.06

PORTFOLIO
COMPOSITION* (as a % of net assets)

Other Revenue                           22%
-------------------------------------------
Healthcare Revenue                      21%
-------------------------------------------
Local General Obligations               16%
-------------------------------------------
Water & Sewer Revenue                   14%
-------------------------------------------
State General Obligations               11%

COMMON SHARE PRICE PERFORMANCE

[LINE CHART]

2001 MONTHLY DIVIDENDS PER
COMMON SHARE

[BAR GRAPH]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Market yield is the annualized dividend yield on the market price for the last day of the period.

(2) Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Fund on an after-tax basis. It is calculated using the current market yield and a combined federal and state tax rate of 44.76%.

(3) Duration is a measure of a portfolio's NAV volatility in reaction to interest rate movements.

* The Fund's portfolio is actively managed, and its current and future credit quality breakdown, portfolio statistics and portfolio composition are likely to vary from those listed above as of the date of this report.

INVESTMENT PROCESS
--------------------------------------------------------------------------------
The top-down investment process begins with our annual secular forum at which PIMCO develops a 3-5 year outlook for the global economy and interest rates. This helps set the basic portfolio parameters, including duration, yield-curve positioning, sector weightings and credit quality. Our municipal bond team seeks to add value in a number of ways. They believe that investments should be made from the point of view of maximizing after-tax total return as opposed to simply reaching for maximum yield. So the portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the marketplace change. Yield-to-worst measures are carefully examined, as are the impact of a shifting municipal yield curve and the influence of yield volatility and credit shifts on the portfolio.

                  10.31.01 | PIMCO Municipal Income Funds Semi-Annual Report   7

A NYSE TRADED MUNICIPAL BOND FUND

PIMCO NEW YORK MUNICIPAL INCOME FUND

SYMBOL:
PNF

OBJECTIVE:
PIMCO New York Municipal Income Fund seeks to provide current income exempt from federal, New York and New York City income tax.

MAIN INVESTMENT:
Municipal fixed-income securities the interest from which is exempt from federal, New York State and New York City taxes.

FUND INCEPTION DATE:
June 29, 2001

NET ASSETS:
$166.5 million (as of 10/31/01)

PORTFOLIO MANAGER:
Mark McCray


[PICTURE]


Mark McCray
Fund Manager

Mr. McCray is responsible for municipal bond portfolios at PIMCO. Previously Co-Head of Municipal Bond Trading at Goldman Sachs & Co., he has over 10 years of investment experience.

"While the outlook for New York remains uncertain, municipal bonds offer refuge amid the turbulence."

Mark McCray

The Lehman Insured NY Municipal Debt Index is an unmanaged index comprised of insured New York Municipal Bond issues. It is not possible to invest directly in the index.

The opinions expressed above are those of the Fund's portfolio manager and are current only through October 31, 2001. They should not be considered investment advice. The portfolio manager's views are subject to change at any time based on market and other conditions, and no forecasts are guaranteed.

PIMCO New York Municipal Income Fund began trading on the New York Stock Exchange on June 27, 2001 and calculated its first net asset value ("NAV") on June 29, 2001. Since the Fund's inception through October 31, 2001, the Fund's common shares provided a total return based on NAV of 2.58%, compared to 3.69% for the Lehman Insured New York Municipal Debt Index over the same time period. (For share price information, see opposite page.)

CORPORATE SLOWDOWN AND ATTACKS CONTRIBUTE TO AILING ECONOMY.
The U.S economy continued to slow drastically over the four months ended October 31, 2001 as corporate profits deteriorated, layoffs mounted and consumer confidence weakened. The September 11 attacks amplified these trends and caused further risk aversion among investors. In addition, the economy faced deeper economic uncertainty as military action began in Afghanistan, the U.S. faced further security threats and the Treasury Department announced that it would no longer issue 30-year debt. High quality assets outperformed as investors sought safety amid the turmoil. Municipal debt underperformed taxable debt, and the New York municipal market underperformed the national municipal market due to weaker financial conditions in the state.

HIGH QUALITY FOCUS AND REVENUE BONDS BOLSTER PORTFOLIO.
The Fund's revenue bond holdings were positive for performance as these bonds generated strong cash flow in an uncertain environment. The Fund's extended duration also contributed to returns as New York municipal yields fell across all maturities. The Fund was also well positioned to withstand the effects of the September 11 attacks on the financial markets due to its high quality focus. The Fund's use of leverage through the issuance of preferred shares increased portfolio yield--the New York municipal yield curve steepened in response to the Fed's easing campaign. Transportation issues, especially airport bonds, experienced negative price returns amid fears that revenues and debt servicing would be impacted by the attacks, but their impact on the Fund was lessened due to limited exposure.

FURTHER SLOWING AHEAD, BUT HELP IS ON THE WAY.
While our secular outlook for weaker global growth remains intact, we do anticipate that sometime in 2002 economic growth could rebound sharply due to the convergence of aggressive monetary easing and increased fiscal stimulus. In the near term, however, the risks remain weighted towards continued economic weakness. As a result, we intend to maintain our focus on high-quality issues. We believe that long-term New York municipal bonds offer attractive tax-adjusted yields relative to Treasuries and agency issues, despite the higher probability of a state recession after the attacks.

8   10.31.01 | PIMCO Municipal Income Funds Semi-Annual Report

PIMCO NEW YORK MUNICIPAL INCOME FUND PERFORMANCE & STATISTICS

All information as of October 31, 2001

CUMULATIVE TOTAL RETURN                         On Common Share Price   On NAV

Since Commencement of Operations (6/29/01)      (0.91)%                 2.58%

CREDIT QUALITY (S&P Ratings)*

AAA                             48%
-----------------------------------
AA                              19%
-----------------------------------
A                               25%
-----------------------------------
BBB                              7%
-----------------------------------
BB                               1%
-----------------------------------
Weighted Average Quality        AA

PORTFOLIO STATISTICS*

Share Price                               $14.63
------------------------------------------------
Net Asset Value                           $14.47
------------------------------------------------
Market Yield(1)                            6.15%
------------------------------------------------
Taxable Equivalent Yield(2)               10.84%
------------------------------------------------
(Combined Federal & State Income Tax Rate)

Net Assets (millions)                     $166.5
------------------------------------------------
Average Effective Maturity (years)         21.47
------------------------------------------------
Average Duration(3)                        12.58

PORTFOLIO
COMPOSITION* (as a % of net assets)

Higher Education Revenue        43%
-----------------------------------
Water & Sewer Revenue           15%
-----------------------------------
Other Revenue                   11%
-----------------------------------
Transportation Revenue           9%
-----------------------------------
State General Obligations        8%

COMMON SHARE PRICE PERFORMANCE

[LINE CHART]

2001 MONTHLY DIVIDENDS PER
COMMON SHARE

[BAR GRAPH]

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

(1) Market yield is the annualized dividend yield on the market price for the last day of the period.

(2) Taxable-equivalent yield represents the yield on a taxable investment necessary to equal the yield of the Fund on an after-tax basis. It is calculated using the current market yield and a combined federal and state tax rate of 43.27%.

(3) Duration is a measure of a portfolio's NAV volatility in reaction to interest rate movements.

* The Fund's portfolio is actively managed, and its current and future credit quality breakdown, portfolio statistics and portfolio composition are likely to vary from those listed above as of the date of this report.

INVESTMENT PROCESS
--------------------------------------------------------------------------------
The top-down investment process begins with our annual secular forum at which PIMCO develops a 3-5 year outlook for the global economy and interest rates. This helps set the basic portfolio parameters, including duration, yield-curve positioning, sector weightings and credit quality. Our municipal bond team seeks to add value in a number of ways. They believe that investments should be made from the point of view of maximizing after-tax total return as opposed to simply reaching for maximum yield. So the portfolio is scrutinized using a process that models the potential changes in yield and price as the underlying variables of the marketplace change. Yield-to-worst measures are carefully examined, as are the impact of a shifting municipal yield curve and the influence of yield volatility and credit shifts on the portfolio.

                  10.31.01 | PIMCO Municipal Income Funds Semi-Annual Report   9

SCHEDULE OF INVESTMENTS

PIMCO MUNICIPAL INCOME FUND
October 31, 2001 (unaudited)


     Principal
        Amount                                             Credit Rating
         (000)                                             (Moody's/S&P)            Value*
------------------------------------------------------------------------------------------
 MUNICIPAL BONDS & NOTES -- 92.5%
                   ALABAMA -- 2.9%
   $    2,500      Birmingham Baptist Med. Ctr.,
                    Baptist Health Syst., Ser. A,
                    5.875%, 11/15/24                            A3/NR         $  2,542,575

        8,000      Huntsville Health Care Auth.,
                    Ser. A, 5.75%, 6/1/31                       A2/NR            8,228,240

        5,000      Jefferson Cnty. Sewer Rev.,
                    Ser. A, 5.375%, 2/1/36 (FGIC)              Aaa/AAA           5,130,750
                                                                              ------------
                                                                                15,901,565
                                                                              ============
                   ALASKA -- 1.1%
        6,000      Northern Tobacco Securitization
                    Corp., 5.50%, 6/1/29                        Aa3/A+           6,012,960
                                                                              ============
                   ARIZONA -- 0.3%
        2,000      Apache Cnty. Pollution Control
                    Rev., Tucson Elec. Power Co.,
                    5.875%, 3/1/33                              Ba3/B+           1,878,500
                                                                              ============
                   COLORADO -- 2.4%
        3,000      Denver Health & Hosp. Auth.
                    Healthcare Rev., Ser. A,
                    5.375%-6.00%,
                    12/1/23-12/1/28                           Baa2/BBB+          2,879,690

                   Northwest Pkwy. Pub. Hwy. Auth.,
        5,000       5.25%, 6/15/41, Ser. A (FSA)               Aaa/AAA           5,056,100
        4,965       7.125%, 6/15/41, Ser. D                    Ba1/BB+           5,096,672
                                                                              ------------
                                                                                13,032,462
                                                                              ============
                   CONNECTICUT -- 0.2%
        1,000      State Dev. Auth. Pollution Control
                    Rev., Conn. Light & Power,
                    5.85%, 9/1/28                              Baa2/BBB          1,020,980
                                                                              ============
                   DISTRICT OF COLUMBIA -- 1.4%
        6,970      Tobacco Settlement Fin. Corp.,
                    6.25%, 5/15/24                               A1/A            7,470,167
                                                                              ============
                   FLORIDA -- 1.7%
        9,000      Highlands Cnty. Health Fac. Auth.
                    Rev., Adventist Health Syst.,
                    Ser. A, 6.00%, 11/15/31                    Baa1/A-           9,253,170
                                                                              ============
                   GEORGIA -- 2.0%
       10,000      Muni. Elec. Auth. Power Rev.,
                    Ser. Z, 5.50%, 1/1/20 (MBIA)               Aaa/AAA          11,003,900
                                                                              ============
                   ILLINOIS -- 14.1%
                   Chicago GO, Ser. A,
        5,645       5.00%, 1/1/41 (MBIA)                       Aaa/AAA           5,530,576
        9,080       5.375%, 1/1/34 (FGIC)                      Aaa/AAA           9,311,449

       12,565      Chicago Midway Airport Rev.,
                    Ser. B, 5.00%, 1/1/35 (MBIA)               Aaa/AAA          12,279,523

        2,000      Chicago Water Rev., 5.25%,
                    11/1/27 (FGIC)                             Aaa/AAA           2,022,920

        6,260      Dev. Fin. Auth. Hosp. Rev.,
                    Adventist Health Syst.,
                    5.50%-5.65%,
                    11/15/24-11/15/29                          Baa1/A-           6,025,898


     Principal
        Amount                                             Credit Rating
         (000)                                             (Moody's/S&P)            Value*
------------------------------------------------------------------------------------------
   $    1,115      Educational Fac. Auth. Rev.,
                    Midwestern Univ., Ser. B,
                    5.50%, 5/15/18                             NR/BBB+        $  1,095,967

        6,900      Educational Fac. Auth. Rev.,
                    7.85%, 7/1/38++                             NR/AA            6,732,468

        5,425      Health Fac. Auth. Rev., Silver
                    Cross Hosp., 5.50%, 8/15/25                 NR/A-            5,229,429

        3,000      Health Fac. Auth. Rev.,
                    Decatur Memorial Hosp.,
                    5.75%, 10/1/24                              A2/A             3,047,400

        1,215      Northern Univ. Rev., Auxilary Fac.
                    Syst., 5.00%, 4/1/16 (FGIC)                 Aaa/NR           1,242,434

        7,345      Regional Transportation Auth.,
                    Ser. B, 5.50%, 6/1/23 (FGIC)               Aaa/AAA           8,031,023

                   State GO,
        2,400       5.125%, 5/1/19 (FSA)                       Aaa/AAA           2,438,976
        2,500       5.375%, 8/1/14 (MBIA)                      Aaa/AAA           2,697,550

        3,000      State Sales Tax Rev.,
                    5.125%, 6/15/20                            Aa2/AAA           3,037,800

        5,000      Univ. Rev., Auxiliary Fac. Syst.,
                    Ser. B, 5.25%, 4/1/32 (FGIC)               Aaa/AAA           5,060,150

        4,000      Winnebago Boone ETC Cntys.,
                    Rock Valley Community College,
                    5.30%, 10/1/18 (FGIC)                       Aaa/NR           4,128,280
                                                                              ------------
                                                                                77,911,843
                                                                              ============
                   INDIANA -- 1.9%
        8,125      Indianapolis Gas Util. Rev.,
                    Distribution Syst., Ser. A,
                    5.00%, 8/15/24 (AMBAC)                     Aaa/AAA           8,004,831

        2,725      Richland Beanblossom School
                    Bldg. Corp., 5.00%, 1/15/22
                    (FGIC)                                     Aaa/AAA           2,700,857
                                                                              ------------
                                                                                10,705,688
                                                                              ============
                   KANSAS -- 3.7%
                   Wichita Hosp. Rev.,
        5,000       5.625%, 11/15/31, Ser. III                  NR/A+            5,086,700
       14,370       6.25%, 11/15/24, Ser. XI                    NR/A+           15,367,709
                                                                              ------------
                                                                                20,454,409
                                                                              ============
                   LOUISIANA -- 2.0%
       10,000      Local Gov't Environmental Fac.,
                    Community Dev. Auth. Rev.,
                    6.55%, 9/1/25                                NR/A           11,186,700
                                                                              ============
                   MASSACHUSETTS -- 4.7%
       15,240      Massachusetts Bay Trans. Auth.,
                    Ser. A, 4.50%, 3/1/26 (MBIA)               Aaa/AAA          13,952,677

        5,000      State Health & Educational Fac.
                    Auth. Rev., 7.46%, 7/1/32                   NR/NR            5,278,500

        7,000      State Turnpike Auth., Met. Hwy.
                    Syst. Rev., Ser. A, 4.75%,
                    1/1/34 (AMBAC)                             Aaa/AAA           6,551,370
                                                                              ------------
                                                                                25,782,547
                                                                              ============

10 PIMCO Municipal Income Funds Semi-Annual Report  10.31.2001
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PIMCO MUNICIPAL INCOME FUND
October 31, 2001 (unaudited)


     Principal
        Amount                                          Credit Rating
         (000)                                          (Moody's/S&P)            Value*
----------------------------------------------------------------------------------------
                   MICHIGAN -- 7.4%
   $    2,000      Detroit GO, Ser. A-1, 5.375%,
                    4/1/15-4/1/17 (MBIA)                    Aaa/AAA        $  2,117,430

        5,650      Forest Hills Pub. School GO,
                    5.25%, 5/1/18                            Aa2/NR           5,845,660

        2,000      Muni. Board Auth. Rev.,
                    Clean Water Revolving Fund,
                    5.25%, 10/1/19                          Aaa/AAA           2,060,720

       14,300      Royal Oak Hosp. Fin. Auth.,
                    William Beaumont Hosp.,
                    Ser. M, 5.25%,
                    11/15/31-11/15/35 (MBIA)                Aaa/AAA          14,401,205

        5,000      State Health Fac. Auth. Rev.,
                    Detroit Med. Ctr.,
                    6.25%, 8/15/13                         Baa3/BBB-          5,041,250

        3,000      State Strategic Oblig. Rev.,
                    Detroit Edison Co.,
                    5.45%, 9/1/29                            A3/A-            3,033,900

        3,000      Taylor Tax lncrement Fin. Auth.,
                    5.375%, 5/1/17 (FSA)                    Aaa/AAA           3,139,680

        6,270      Wayne Charter Cnty. Airport Fac.
                    Rev., Northwest Airlines, Inc.,
                    6.75%, 12/1/15                           NR/NR            5,065,846
                                                                           ------------
                                                                             40,705,691
                                                                           ============
                   MINNESOTA -- 1.2%
        3,395      Anoka-Hennepin Indpt., School
                    Dist. No. 11, GO, 5.00%,
                    2/1/17                                  Aa1/AA+           3,467,891

        3,000      Agricultural & Econ. Dev. Board
                    Rev., Health Care Syst., Ser. A,
                    6.375%, 11/15/29                          A2/A            3,200,340
                                                                           ------------
                                                                              6,668,231
                                                                           ============
                   MISSOURI -- 1.8%
        2,500      Interstate 470 & 350 Trans. Dev.,
                    Motranson Rev., 6.35%, 5/1/22            NR/NR            2,524,075

        7,410      State Health & Educational Fac.
                    Rev., Washington Univ., Ser. A,
                    5.125%, 6/15/41                         Aa1/AA+           7,363,465
                                                                           ------------
                                                                              9,887,540
                                                                           ============
                   NEVADA -- 1.8%
        3,000      Clark Cnty. Airport Rev., Ser. B,
                    5.25%, 7/1/34 (FGIC)                    Aaa/AAA           3,028,770

        6,250      Truckee Meadows Water Auth. Rev.,
                    Ser. A, 5.25%, 7/1/34 (FSA)             Aaa/AAA           6,348,062

          845      Washoe Cnty. Improvement Dist.
                    No. 23, 6.50%, 11/1/17                   NR/NR              866,404
                                                                           ------------
                                                                             10,243,236
                                                                           ============
                  NEW HAMPSHIRE -- 0.5%
        3,000      State Bus. Fin. Auth. Pollution
                    Control Rev., Conn. Light &
                    Power Co., 5.85%, 12/1/22               Baa3/BBB          3,028,740
                                                                           ============


     Principal
        Amount                                          Credit Rating
         (000)                                          (Moody's/S&P)            Value*
----------------------------------------------------------------------------------------
                   NEW JERSEY -- 0.8%
   $    2,105      Camden Cnty. Improvement Auth.
                    Rev., Cooper, Health Syst.,
                    5.60%-6.00% 2/15/07-2/15/27              B1/NR         $  1,744,117

        3,000      Economic Dev. Auth. Rev., Arbor
                    Glen, Ser. A, 5.875%, 5/15/16            NR/NR            2,650,140
                                                                           ------------
                                                                              4,394,257
                                                                           ============
                   NEW MEXICO -- 0.5%
        2,500      Farmington Pollution Control Rev.,
                    Public Service Co.,
                    5.80%, 4/1/22                           Baa3/NR           2,467,500

          250      State Hosp. Equip., Presbyterian
                    Healthcare, Ser. A,
                    5.50%, 8/1/30                             A1/A              252,810
                                                                           ------------
                                                                              2,720,310
                                                                           ============
                   NEW YORK -- 1.7%
        6,500      City Muni. Water Auth. Rev.,
                    8.08%, 6/15/26++                         NR/AA            6,336,070

        2,875      Westchester Cnty. Health Care
                    Corp. Rev., Ser. A,
                    5.875%, 11/1/25                           A3/A            3,004,663
                                                                           ------------
                                                                              9,340,733
                                                                           ============
                   OHIO -- 3.6%
        5,065      Lorain Cnty. Hosp. Rev.,
                    Catholic Healthcare Partners,
                    5.625%-5.75%, 10/1/17-10/1/18            A1/AA-           5,284,155

       12,515      State School Facs., GO, Ser. B,
                    5.25%, 9/15/17                          Aa1/AA+          13,133,742

        1,235      State Turnpike Rev.,
                    5.50%, 2/15/15                           Aa3/AA           1,337,579
                                                                           ------------
                                                                             19,755,476
                                                                           ============
                   OKLAHOMA -- 0.6%
        3,250      Oklahoma City Airport Trust,
                    Ser. A, 5.00%, 7/1/18 (FSA)             Aaa/AAA           3,252,048
                                                                           ============
                   PENNSYLVANIA -- 8.4%
        3,240      Allegheny Cnty. Hosp. Dev. Auth.
                    Rev., Ser. B, 9.25%, 11/15/30            B1/B+            3,413,988

        1,000      Allegheny Cnty. Indl. Dev. Auth.
                    Rev., USX Corp., 5.60%, 9/1/30         Baa1/BBB+            947,980

        1,095      Allegheny Cnty. Port Auth. Rev.,
                    5.25%, 3/1/20 (FGIC)                    Aaa/AAA           1,125,704

        2,575      Delaware Cnty. Auth. College
                    Rev., Neumann College,
                    5.80%, 10/1/17                          NR/BBB-           2,611,694

        1,000      Philadelphia Auth. Indl. Rev.,
                    Franklin Institute,
                    5.20%, 6/15/26                          Baa2/NR             892,990

        4,610      Philadelphia Hosp. & Higher
                    Education Fac. Hosp. Rev.,
                    Temple Univ. Hosp., Ser. A,
                    6.625%, 11/15/23                        Baa2/BBB          4,618,713

                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                  10.31.2001  PIMCO Municipal Income Funds Semi-Annual Report 11

PIMCO MUNICIPAL INCOME FUND
October 31, 2001 (unaudited)


     Principal
        Amount                                             Credit Rating
         (000)                                             (Moody's/S&P)             Value*
-------------------------------------------------------------------------------------------
   $    6,905      Ridley School Dist.,
                    5.00%, 11/15/29 (FGIC)                    Aaa/AAA          $  6,863,639

        6,200      State Higher Educational Fac.
                    Auth. Rev., UPMC Health Syst.,
                    Ser. A, 6.00%, 1/15/31                     NR/A+              6,513,162

        8,225      State Turnpike, Oil Franchise
                    Tax Rev., Ser. A, 4.75%,
                    12/1/27 (AMBAC)                           Aaa/AAA             7,840,481

       11,600      State Turnpike, 5.00%, 7/15/41
                    (AMBAC)                                   Aaa/AAA            11,439,456
                                                                               ------------
                                                                                 46,267,807
                                                                               ============
                   SOUTH CAROLINA -- 4.7%
        5,500      Greenwood Cnty. Hosp. Rev.,
                    Self Memorial Hosp., 5.50%,
                    10/1/21-10/1/26                            A2/A+              5,510,270

        3,000      Jobs Economic Dev. Auth., Hosp.
                    Facs. Rev., Georgetown
                    Memorial Hosp.,
                    5.375%, 2/1/30                             NR/AA              3,021,240

       15,600      Tobacco Settlement Rev., Ser. B,
                    6.375%, 5/15/30                             A1/A             17,408,196
                                                                               ------------
                                                                                 25,939,706
                                                                               ============
                   TENNESSEE -- 3.5%
       10,000      Memphis GO, 5.25%, 4/1/19                   Aa2/AA            10,266,400

        9,320      Memphis Health Educational &
                    Housing Fac., Wesley Housing
                    Corp., 6.95%, 1/1/20++                     NR/NR              9,340,597
                                                                               ------------
                                                                                 19,606,997
                                                                               ============
                   TEXAS -- 13.1%
        5,000      Austin Convention Enterprises
                    Inc., Ser. B, 5.75%, 1/1/32                Aa3/AA             5,119,350

        4,000      Austin Water & Wastewater
                    Syst. Rev., Ser. A & B,
                    5.25%, 5/15/31 (FSA)                      Aaa/AAA             4,053,840

        2,935      Bell Cnty. Health Fac. Dev. Corp.,
                    Buckner Retirement Fac.,
                    5.25%, 11/15/19                            NR/A-              2,825,671

        5,000      Carrollton Fmrs. Indpt. School
                    Dist. GO, 4.625%, 2/15/19                 Aaa/AAA             4,737,200

        2,865      Corpus Christi Refin. &
                    Improvement, GO, 5.375%,
                    3/1/18 (FSA)                              Aaa/AAA             2,978,826

        7,000      Harris Cnty. Health Fac. Dev.
                    Corp., Memorial Hermann
                    Healthcare, 6.375%, 6/1/29                 A3/A-              7,445,620

        4,250      Harris Cnty. Health Fac. Dev.
                    Corp., 5.375%, 2/15/26++                   NR/AA              4,209,285

        4,000      Mansfield Indpt. School Dist. GO,
                    5.25%, 2/15/23                            Aaa/AAA             4,049,520

        3,150      San Antonio Elec. & Gas,
                    Ser. A, 5.25%, 2/1/16                      Aa1/AA             3,260,565


     Principal
        Amount                                             Credit Rating
         (000)                                             (Moody's/S&P)            Value*
-------------------------------------------------------------------------------------------
   $    4,380      Southlake Parks Dev. Corp., Sales
                    Tax Rev., 5.60%, 8/15/31
                    (AMBAC)                                   Aaa/AAA          $  4,557,828

       21,330      State Water Financial Assistance,
                    Ser. A, 5.25%-5.30%,
                    8/1/18-8/1/23                              Aa1/AA            21,786,090

        7,450      Water Dev. Board Rev.,
                    5.125%, 7/15/18                           Aaa/AAA             7,532,770
                                                                               ------------
                                                                                 72,556,565
                                                                               ============
                   UTAH -- 1.2%
        7,000      Salt Lake Cnty. Hosp. Rev., IHC
                    Health Services Inc.,
                    5.125%, 2/15/33 (AMBAC)                   Aaa/AAA             6,929,440
                                                                               ============
                   WASHINGTON -- 2.7%
        3,120      Cowlitz Cnty. School Dist. GO,
                    5.625%, 12/1/14-12/1/16 (FSA)              Aaa/NR             3,430,144

        5,000      Kent GO, 5.375%, 12/1/20 (MBIA)            Aaa/AAA             5,182,950

        6,420      King Cnty. School Dist. GO,
                    Ser. A, 5.25%, 12/1/21 (MBIA)             Aaa/AAA             6,560,919
                                                                               ------------
                                                                                 15,174,013
                                                                               ============
                   WISCONSIN -- 0.6%
        1,070      Hortonville School Dist. Tax Rev.
                    Anticipation Notes,
                    2.36%, 11/1/02                             NR/NR              1,091,539

        2,230      State Health & Educational Fac.
                    Auth. Rev., Kenosha Hosp. &
                    Med. Ctr., 5.625%, 5/15/29                  NR/A              2,219,118
                                                                               ------------
                                                                                  3,310,657
                                                                               ============
                   Total Municipal Bonds & Notes
                    (cost - $500,323,385)                                       511,396,338
                                                                               ============

12 PIMCO Municipal Income Funds Semi-Annual Report  10.31.2001
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PIMCO MUNICIPAL INCOME FUND
October 31, 2001 (unaudited)


Principal
   Amount                                       Credit Rating
    (000)                                       (Moody's/S&P)            Value*
--------------------------------------------------------------------------------
 SHORT-TERM VARIABLE RATE DEMAND NOTES** -- 5.8%
             GEORGIA -- 0.1%
  $  200     Muni. Elec. Auth. Power Rev.,
              Ser. C, 1.85%, 11/7/01 (MBIA)          Aaa/AAA       $    200,000
                                                                   ============
             HAWAII -- 0.6%
   3,468     Honolulu City & Cnty.
              Wastewater Syst. Rev., Ser. 400,
              7.49%, 11/1/01 (FGIC)++                 Aaa/NR          3,430,675
                                                                   ============
             ILLINOIS -- 1.3%
   7,253     Cook Cnty. GO, Ser. 458,
              7.61%, 11/1/01 (FGIC)++                 Aaa/NR          7,063,645
                                                                   ============
             NEVADA -- 1.2%
   7,500     Clark Cnty. Passenger Fac.
              Change Rev., Ser. 343,
              6.99%, 11/1/01 (MBIA)++                 Aaa/NR          6,777,900
                                                                   ============
             TEXAS -- 1.8%
   8,988     Harris Cnty. Health Fac. Dev.
              Corp., Ser. 357,
              8.34%, 11/1/01 (MBIA)++                 Aaa/NR          8,870,842

   1,000     Houston Water & Sewer Syst.
              Rev., Ser. 495,
              8.11%, 11/1/01 (FGIC)++                 NR/AAA          1,025,860
                                                                   ------------
                                                                      9,896,702
                                                                   ============
             WASHINGTON -- 0.8%
   4,500     Seattle GO, Ser. 348,
              7.74%, 11/1/01++                       VMIGI/NR         4,534,650
                                                                   ============
             Total Short-Term Variable Rate Demand Notes
              (cost - $29,130,411)                                   31,903,572
                                                                   ============
             TOTAL INVESTMENTS -- 98.3%
              (cost - $529,453,796+)                               $543,299,910

             OTHER ASSETS LESS LIABILITIES -- 1.7%                    9,165,726
                                                                   ------------
             NET ASSETS -- 100.0%                                  $552,465,636
                                                                   ============

-----------
+ Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $15,186,089, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $1,339,975 and net unrealized appreciation for federal income tax purposes is $13,846,114. The cost basis of portfolio securities for federal income tax purposes is $529,453,796.


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                  10.31.2001  PIMCO Municipal Income Funds Semi-Annual Report 13

SCHEDULE OF INVESTMENTS

PIMCO CALIFORNIA MUNICIPAL INCOME FUND
October 31, 2001 (unaudited)


     Principal
        Amount                                             Credit Rating
         (000)                                             (Moody's/S&P)            Value*
------------------------------------------------------------------------------------------
 CALIFORNIA MUNICIPAL BONDS & NOTES -- 93.3%
    $  1,000       ABAG Fin. Auth. for Nonprofit
                    Corps., CP, 5.375%, 2/15/19                NR/BBB+        $    999,350

       1,000       ABAG Fin. Auth. for Nonprofit
                    Corps., Ser. A, Rev.,
                    5.375%, 11/15/25                            NR/A+            1,029,180

       2,745       ABC Univ. School Dist., GO,
                    Zero coupon, 8/1/26-8/1/27
                    (FGIC)                                     Aaa/AAA             731,625

       4,475       Alameda Corridor Transportation
                    Auth. Rev., Ser. A,
                    4.75%, 10/1/25 (MBIA)                      Aaa/AAA           4,424,388

       1,385       Alvord Univ. School Dist., GO,
                    Ser. C, 5.375%, 8/1/29 (FSA)                Aaa/NR           1,447,283

       1,650       Apple Valley, CP, 5.375%, 6/1/21             NR/A+            1,723,755

         400       Beverly Hills Public Fin. Auth.
                    Lease, Rev., 5.508%, 6/1/15
                    (MBIA)                                     Aaa/AAA             421,736

       6,405       Campbell Union High School
                    Dist., GO, 5.50%, 8/1/30 (FSA)              Aaa/NR           6,817,098

       2,250       Capistrano Univ. School Dist.,
                    Community Fac. Dist., Special
                    Tax, 5.75%, 9/1/29                          NR/NR            2,249,797

       8,250       Carson Improvement Board Act
                    1915, Special Assessment,
                    6.35%-6.375%, 9/2/23-9/2/31                 NR/NR            8,331,055

       5,250       Central JT Powers Health Fin.
                    Auth., CP, 5.75%, 2/1/31                  Baa1/BBB+          5,351,272

       2,750       Contra Costa Cnty., Public Fin.
                    Auth., Tax Allocation Rev.,
                    5.125%, 8/1/19                              NR/BBB           2,674,815

       2,750       CSUCI Fin. Auth. Rev., Ser. A,
                    5.00%, 9/1/31 (MBIA)                       Aaa/AAA           2,773,210

       3,635       Cucamonga Cnty. Water Dist., CP,
                    5.125%, 9/1/35 (FGIC)                      Aaa/AAA           3,710,826

      10,940       East Bay Muni. Util. Dist.
                    Water Syst. Rev.,
                    4.75%, 6/1/28 (MBIA)                       Aaa/AAA          10,777,103

       1,000       Educational Fac. Auth. Rev.,
                    5.75%, 12/1/30                             Baa3/NR           1,037,900

      26,215       El Monte, CP, 4.75%-5.25%,
                    6/1/30-1/1/34 (AMBAC)                      Aaa/AAA          26,478,675

      10,000       Foothill Eastern Corridor Agcy.,
                    Special Tax, Toll Road Rev.,
                    Zero coupon, 1/15/33-1/15/34              Baa3/BBB-          1,518,850

       9,170       Fremont Community Fac. Dist.,
                    Special Tax., 6.00%-6.30%,
                    9/1/18-9/1/31                               NR/NR            9,328,914

                   Health Fac. Fin. Auth. Rev.,
       4,000        5.00%, 7/1/18-7/1/28 Ser. A                Baa2/BBB          3,645,150
       6,315        5.125%, 7/1/18                              NR/A-            6,344,617
       3,000        5.25%, 10/1/14 Ser. B                        A3/A            3,136,200


     Principal
        Amount                                             Credit Rating
         (000)                                             (Moody's/S&P)            Value*
------------------------------------------------------------------------------------------
    $  9,025       Irvine Improvement Board Act
                    1915, Special Assessment,
                    5.80%-5.90%, 9/2/18-9/2/23                  NR/NR           $9,116,749

      13,000       LA Quinta Redev. Agcy.,
                    Tax Allocation, 5.00%-5.10%,
                    9/1/21-9/2/31 (AMBAC)                      Aaa/AAA          13,275,110

       1,620       Lincoln Public Fin. Auth., Rev.,
                    6.125%, 9/2/27                              NR/NR            1,630,530

       7,250       Los Angeles Cnty. Metropolitan
                    Transportation Auth. Rev., Sales
                    Tax Rev., Ser. B, 4.75%, 7/1/28            Aaa/AAA           7,141,685

         845       Los Angeles Community Redev.
                    Agcy., Ser. B, Tax Allocation,
                    5.875%-6.00%, 9/1/26-9/1/31                 NR/NR              859,269

      13,000       Los Angeles Water & Power Rev.,
                    Ser. A-A-1, 5.25%, 7/1/21 (FSA)            Aaa/AAA          13,549,510

      10,000       Los Angeles Dept. of Water &
                    Power Waterworks Rev.,
                    5.125%, 7/1/41 (FGIC)                       NR/AAA          10,170,100

       1,000       Menifee Univ. School Dist.,
                    Special Tax, 6.40%, 9/1/31                  NR/NR            1,020,460

       2,665       Merced Irrigation Dist. Elec. Syst.
                    Rev., 6.50%, 9/1/22                         NR/NR            2,677,499

       2,395       Metropolitan Water Dist., GO,
                    Ser. H, 4.75%, 3/1/37                      Aaa/AAA           2,339,508

       3,500       Metropolitan Water Dist.,
                    Waterworks Rev.,
                    5.00%, 7/1/26 Ser. A                        Aa2/AA           3,527,790

       5,820       Montclair Redev. Agcy., Tax
                    Allocation, 5.30%, 10/1/30
                    (MBIA)                                     Aaa/AAA           5,951,008

       5,910       Murrieta Valley Yuma Univ.
                    School Dist., Special Tax,
                    6.30%-6.50%, 9/1/18-9/1/31                  NR/NR            6,042,665

       1,080       Palm Springs Community Redev.
                    Agcy., Tax Allocation,
                    5.50%, 8/1/21                               NR/A-            1,120,748

       1,010       Pomona Univ. School Dist., GO,
                    Ser. A, 6.10%, 2/1/19 (MBIA)               Aaa/AAA           1,191,628

       1,690       Rancho Etiwanda Public Fac.,
                    Special Tax, 6.375%, 9/1/24                 NR/NR            1,736,796

       2,770       Rancho Mirage Redev. Agcy.,
                    Tax Allocation,
                    5.50%-5.625%, 4/1/24-4/1/33               Baa1/BBB+          2,846,019

       8,305       Riverside Cnty., CP,
                    5.125%, 11/1/30 (MBIA)                     Aaa/AAA           8,503,323

       1,000       Riverside Cnty. Pub Financing.,
                    Tax Allocation, Ser. A,
                    5.625%, 10/1/33                           Baa2/BBB-          1,008,370

       1,850       Riverside Improvement Board Act
                    1915, Special Assessment,
                    6.15%-6.375%, 9/2/19-9/2/26                 NR/NR            1,881,872

14 PIMCO Municipal Income Funds Semi-Annual Report  10.31.2001
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PIMCO CALIFORNIA MUNICIPAL INCOME FUND
October 31, 2001 (unaudited)


     Principal
        Amount                                                Credit Rating
         (000)                                                 (Moody's/S&P)              Value*
------------------------------------------------------------------------------------------------
   $      575      Roseville, Woodcreek Community
                    Fac. Dist., Spec. Tax,
                    6.375%, 9/1/27                                  NR/NR           $    597,046

        2,000      Sacramento Health Fac. Rev.,
                    Ser. A, 5.30%, 1/1/24                           NR/A+              2,038,960

        6,910      Sacramento, Special Tax,
                    5.70%-6.15%, 9/1/21-9/1/26                      NR/NR              6,952,361

          545      San Diego Cnty., CP,
                    5.25%, 10/1/28                                  A3/NR                555,529

        6,500      San Diego Cnty. Water Auth.
                    Rev., CP, Ser. A, 4.75%, 5/1/28                Aaa/AAA             6,403,605

        3,330      San Francisco Bay Area Rapid
                    Transit Dist. Rev., 5.125%,
                    7/1/36 (AMBAC)                                 Aaa/AAA             3,393,070

        4,500      San Francisco City & Cnty.
                    Airport., Community Int'l Airport
                    Rev., 4.50%, 5/1/26 (MBIA)                     Aaa/AAA             4,226,535

                   San Francisco City & Cnty. Redev.
                    Agcy. Rev., Special Tax,
        1,500       6.125%, 8/1/31, Ser. A                          NR/NR              1,522,920
        3,500       6.125%, 8/1/31, Ser. B                          NR/NR              3,553,480

        5,065      San Joaquin Cnty., CP,
                   5.00%, 9/1/20 (MBIA)                            Aaa/AAA             5,159,260

                   San Joaquin Hills Transportation
                    Corridor Agcy. Toll Road, Rev.,
                    Ser. A,
        5,000       Zero coupon, 1/15/19,                         Baa3/BBB-            3,635,600
        5,000       5.50%, 1/15/28,                               Baa3/BBB-            5,002,500

          240      San Jose Improvement Board Act
                    1915, Special Assessment,
                    Ser. 24Q, 5.60%, 9/2/17                         NR/NR                244,637

        5,000      San Jose Redev. Agcy., Tax
                    Allocation, 5.25%, 8/1/29                        A2/A              5,087,300

        5,000      San Jose Univ. School Dist.,
                    Santa Clara Cnty., GO, Ser. D,
                    5.125%, 8/1/25 (FSA)                            Aaa/NR             5,121,050

       26,450      San Juan Univ. School Dist., GO,
                    Zero coupon, 8/1/22-8/1/26 (FSA)               Aaa/AAA             8,020,124

          600      Santa Ana Fin. Auth., Ser. C,
                    Rev., 5.60% 9/1/19                              NR/BBB               608,040

                   State, GO,
        7,000       4.50%, 12/1/21 (FGIC)                          Aaa/AAA             6,704,880
       11,000       4.75%-5.375%, 12/1/28-10/1/25                   Aa3/A+            11,237,280

       22,500      State, GO, RITES-PA 898 R,
                    8.42%, 6/1/27++                                 NR/NR             22,650,300

                   State, Public Works Board Lease Rev.,
        6,385       5.00%, 10/1/19 Ser. A (MBIA)                     A1/A              6,398,408
        5,000       5.00%, 9/1/21 Ser. B                           Aaa/AAA             5,067,400

                   Statewide Community Dev. Auth., CP,
       15,000       5.375%, 4/1/30                                  NR/BBB            14,491,050
        8,000       6.50%, 7/1/20                                  Baa2/BBB            8,482,000


     Principal
        Amount                                               Credit Rating
         (000)                                               (Moody's/S&P)                Value*
------------------------------------------------------------------------------------------------
                   Statewide Community Dev. Auth., Rev.,
   $   15,250       5.125%, 10/1/30, Ser. A                         NR/A+           $ 15,265,555
       12,450       6.625%-6.75%, 10/1/31-6/1/28                    NR/NR             12,608,769

        2,000      Tamalpais Union High School
                    Dist., GO, 5.00% 8/1/26 (MBIA)                 Aaa/AAA             2,023,080

       10,800      Tobacco Securitization Auth.,
                    Rev., Ser. A
                    5.25%-5.375%, 6/1/31-6/1/41                      A1/A             10,917,465

        3,750      West Kern Cnty. Water Dist., CP,
                    5.625%, 6/1/31                                 Baa2/NR             3,863,213
                                                                                    ------------
                   Total California Municipal Bonds & Notes
                    (cost - $372,489,560)                                            382,374,855
                                                                                    ============
 PUERTO RICO MUNICIPAL BONDS & NOTES -- 2.1%
        3,050      Commonwealth, GO,
                    5.50%, 7/1/12 (FSA)                            Aaa/AAA             3,475,201

        5,010      Public Fin. Corp. Rev. Ser. A,
                    5.00%, 8/1/29 (MBIA)                           Aaa/AAA             5,040,361
                                                                                    ------------
                   Total Puerto Rico Municipal Bonds & Notes
                    (cost - $8,496,029)                                                8,515,562
                                                                                    ============
 CALIFORNIA SHORT-TERM VARIABLE RATE DEMAND NOTES** -- 3.3%
          900      Health Fac. Fin. Auth. Rev.,
                    Ser. A, 1.65%, 11/1/01 (MBIA)                 VMIG1/A1+              900,000

        1,400      Housing Fin. Agcy. Rev.,
                    (Landesbank Hessen),
                    1.75%, 11/1/01                                VMIG1/A1+            1,400,000

          663      Irvine Improvement Board Act
                    1915, Special Assessment,
                    (KBC Bank, NV),
                    1.65%, 11/1/01                                 VMIG1/A1              663,000

       10,003      Los Angeles Wastewater Syst.
                    Rev., Ser. 318, 7.82%, 11/1/01
                    (FGIC) ++                                       NR/NR             10,182,345

          400      Turlock Irrigation Dist., CP,
                    (Societe Generale),
                    1.65%, 11/1/01                                  NR/A1+               400,000
                                                                                    ------------
                   Total Short-Term Variable Rate Demand Notes
                    (cost - $12,382,913)                                              13,545,345
                                                                                    ============
                   TOTAL INVESTMENTS -- 98.7%
                    (cost - $393,368,502+)                                          $404,435,762

                   OTHER ASSETS LESS LIABILITIES -- 1.3%                               5,538,568
                                                                                    ------------
                   NET ASSETS -- 100.0%                                             $409,974,330
                                                                                    ============

-----------
+ Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $11,311,459, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $244,199, and net unrealized appreciation for federal income tax purposes is $11,067,260. The cost basis of portfolio securities for federal income tax purposes is $393,368,502.


                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                   10.31.2001 PIMCO Municipal Income Funds Semi-Annual Report 15

SCHEDULE OF INVESTMENTS

PIMCO NEW YORK MUNICIPAL INCOME FUND
October 31, 2001 (unaudited)


   Principal
      Amount                                         Credit Ratings
       (000)                                          (Moody's/S&P)            Value*
--------------------------------------------------------------------------------------
 NEW YORK MUNICIPAL BONDS & NOTES -- 83.1%
 $    3,265   Albany Indl. Dev. Agcy. Civic Fac.
               Rev., Ser. A, 5.30%, 4/1/29                Baa1/NR        $  3,266,273

              Long Island Power Auth. Elec.
               Syst. Rev.,
      1,000    5.375%, 5/1/33, Ser. L                     Baa1/A-           1,013,510
      6,300    5.50%, 12/1/29, Ser. A                     Baa1/A-           6,392,862

      2,500   Monroe Tobacco Asset
               Securitization Corp. Rev.,
               6.375%, 6/1/35                              A1/A             2,682,300

      5,000   New York City, GO,
               Ser. J, 5.125%, 5/15/29 (MBIA)             Aaa/AAA           5,005,500

      2,000   New York City Indl. Dev. Agcy. Rev.,
               6.00%, 11/1/28                              NR/NR            1,780,920

              New York City Muni. Water Fin.
               Auth., Water & Sewer Syst., Rev.,
      7,605    4.75%, 6/15/31, Ser. A, (FGIC)             Aaa/AAA           7,189,006
      7,000    5.125%, 6/15/21, Ser. A (AMBAC)            Aaa/AAA           7,068,040
      5,000    5.125%, 6/15/33, Ser. C                    Aa2/AA            5,001,750
      5,000    5.25%, 6/15/25, Ser. D                     Aa2/AA            5,093,500

      3,250   New York City Transitional Fin.
               Auth. Rev., Ser. B,
              4.75%, 11/15/23                             Aa2/AA+           3,107,877

      2,000   Port Auth. of New York & New
               Jersey Rev., 5.00%, 7/15/28                A1/AA-            1,934,600

      6,550   State Dormitory Auth. Lease Rev.,
               Ser. 1, 4.75%, 1/15/29 (FSA)               Aaa/AAA           6,122,940

      1,535   State Dormitory Auth. Rev.,
               FHA-Mortgage Nursing Home Rev.,
               5.40%-5.50%, 2/1/31-2/1/41
               (MBIA)                                     Aaa/AAA           1,570,775

      8,000   State Dormitory Auth. Rev.,
               FHA-NY & Presbyterian Hosp.,
               4.75%, 8/1/27 (AMBAC)                      Aaa/AAA           7,471,280

     11,800   State Dormitory Auth. Rev.,
               Lenox Hill Hosp. Oblig. Group,
               5.50%, 7/1/30                               A3/NR           11,989,508

     13,000   State Dormitory Auth. Rev.,
               Mental Health Services Fac.
               Improvement, Ser. D, 4.75%,
               2/15/25 (MBIA)                             Aaa/AAA          12,298,260

      8,325   State Dormitory Auth. Rev.,
               Mount Sinai Health, Ser. A,
               6.50%-6.625%, 7/1/18-7/1/25               Baa2/BBB           9,145,668

        845   State Dormitory Auth. Rev., New
               York Univ., Ser. B,
               5.50%, 7/1/20-7/1/21 (AMBAC)               Aaa/AAA             890,543

              State Dormitory Auth. Rev., State
               Univ. Educational Fac., Ser. B,
      3,315    4.75%, 5/15/28 (FSA)                       Aaa/AAA           3,151,372
      6,000    4.75%, 5/15/28 (MBIA)                      Aaa/AAA           5,703,840
      6,000    5.25%, 5/15/19                             A3/AA-            6,346,860


   Principal
      Amount                                          Credit Ratings
       (000)                                          (Moody's/S&P)            Value*
--------------------------------------------------------------------------------------
 $    1,275   State Dormitory Auth. Rev.,
               Winthrop Univ. Hosp. Assoc.,
               Ser. A, 5.25%, 7/1/31 (AMBAC)              Aaa/AAA        $  1,289,446

      5,000   State Thruway Auth. General
               Rev., Ser. E , 4.75%, 1/1/19               Aa3/AA-           4,879,250

      3,975   State Urban Dev. Corp. Rev.,
               Ser. B, 4.75%, 1/1/28 (AMBAC)              Aaa/AAA           3,766,750

              Tobacco Trust II Rev.,
      3,125    5.625%-5.75%, 6/1/35-6/1/43                 A1/A             3,189,619

              Tobacco Trust II Rev., RITES-PA
      4,000    8.08%, 6/1/35, 886-A ++                     A1/A             4,162,640
      6,500    8.08%, 6/1/43, 886-B ++                     A1/A             6,873,100
                                                                         ------------
              Total New York Municipal Bonds & Notes
               (cost - $136,884,535)                                      138,387,989
                                                                         ============
 PUERTO RICO MUNICIPAL BONDS & NOTES -- 12.0%
      3,480   Commonwealth, GO,
               5.00%, 7/1/27 (AMBAC)                      Aaa/AAA           3,502,864

      5,000   Commonwealth, GO,
               5.125%, 7/1/30 (FSA)                       Aaa/AAA           5,090,100

      5,000   Commonwealth Hwy. &
               Transportation Auth. Rev.,
               Ser. A, 4.75%, 7/1/38                      Baa1/A            4,790,550

      1,610   Elec. Power Auth. Rev., Ser DD,
               5.00%, 7/1/28 (FSA)                        Aaa/AAA           1,619,451

      5,000   Public Fin. Corp. Rev., Ser. A,
               5%, 8/1/31 (MBIA)                          Aaa/AAA           5,030,300
                                                                         ------------
              Total Puerto Rico Municipal Bonds & Notes
               (cost - $20,033,026)                                        20,033,265
                                                                         ============

16 PIMCO Municipal Income Funds Semi-Annual Report  10.31.01
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

PIMCO NEW YORK MUNICIPAL INCOME FUND
October 31, 2001 (unaudited)

 Principal
    Amount                                         Credit Ratings
     (000)                                          (Moody's/S&P)        Value*
--------------------------------------------------------------------------------
 NEW YORK SHORT-TERM VARIABLE RATE DEMAND NOTES** - 3.0%
  $  200   New York City, GO, Ser. A7, 2.00%,
            11/1/01                                   VMIG1/A1+    $    200,000

   5,173   New York City Transitional Fin. Auth.,
            Rev., Ser. 362,
            7.06%, 11/1/01++                            Aa2/NR        4,723,320
                                                                   ------------
           Total Short-Term Variable Rate Demand Notes
            (cost - $4,823,476)                                       4,923,320
                                                                   ============
           TOTAL INVESTMENTS -- 98.1%
            (cost - $161,741,037+)                                 $163,344,574

           OTHER ASSETS LESS LIABILITIES -- 1.9%                      3,115,190
                                                                   ------------
           NET ASSETS -- 100.0%                                    $166,459,764
                                                                   ============

----------------------
+ Aggregate gross unrealized appreciation for securities in which there is an excess of value over tax cost is $2,308,178, aggregate gross unrealized depreciation for securities in which there is an excess of tax cost over value is $704,641, and net unrealized appreciation for federal income tax purposes is $1,603,537. The cost basis of portfolio securities for federal income tax purposes is $161,741,037.


----------------------
* Long-term debt securities are valued by an independent price service authorized by the Board of Trustees.

** Variable Rate Demand Notes are instruments whose interest rates change on specified date (such as a coupon date or interest payment date) and/or whose interest rates vary with changes in a designated base rate (such as the prime interest rate). Maturity date shown is date of next rate change.

++ Security exempt from registration under Rule 144a of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, typically to qualified institutional investors. At October 31, 2001, these securities amounted to $58,321,992 or 10.6% of net assets, $32,832,645 or 8.0% of net assets and $15,759,060 or 9.5% of net assets, respectively, for Municipal, California Municipal and New York Municipal.


     Glossary:
     ---------
     AMBAC -- insured by American Municipal Bond Assurance Corp.
     CP -- Certificates of Participation
     FGIC -- insured by insured Financial Guaranty Insurance Co.
     FHA -- insured by Federal Housing Administration
     FSA -- insured by Financial Security Assurance, Inc.
     GO -- General Obligation Bonds
     MBIA -- insured by Municipal Bond Investors Assurance
     NR -- not rated

                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                     10.31.01 PIMCO Municipal Income Funds Semi-Annual Report 17

STATEMENTS OF ASSETS AND LIABILITIES

October 31, 2001 (unaudited)

                                                                                          CALIFORNIA         NEW YORK
                                                                         MUNICIPAL         MUNICIPAL        MUNICIPAL
                                                                     -----------------  --------------  ----------------
ASSETS:
Investments, at value (cost -- $529,453,796, $393,368,502 and
 $161,741,037, respectively)                                           $543,299,910     $404,435,762     $163,344,574
--------------------------------------------------------------------   ------------     ------------     ------------
Cash                                                                      1,194,950        1,881,746          917,747
--------------------------------------------------------------------   ------------     ------------     ------------
Interest receivable                                                      10,371,669        5,335,945        2,963,896
--------------------------------------------------------------------   ------------     ------------     ------------
Receivable for investments called                                            15,300               --               --
--------------------------------------------------------------------   ------------     ------------     ------------
Prepaid expenses                                                             31,976           21,865            9,990
--------------------------------------------------------------------   ------------     ------------     ------------
 Total Assets                                                           554,913,805      411,675,318      167,236,207
====================================================================   ============     ============     ============

LIABILITIES:
Dividends payable to common and preferred shareholders                    1,859,343        1,340,951          539,013
--------------------------------------------------------------------   ------------     ------------     ------------
Investment management fees payable                                          209,778          156,305           63,384
--------------------------------------------------------------------   ------------     ------------     ------------
Preferred shares offering expenses payable                                  208,606          144,374          137,268
--------------------------------------------------------------------   ------------     ------------     ------------
Common stock offering expenses payable                                      101,446               --               --
--------------------------------------------------------------------   ------------     ------------     ------------
Accrued expenses                                                             68,996           59,358           36,778
--------------------------------------------------------------------   ------------     ------------     ------------
 Total Liabilities                                                        2,448,169        1,700,988          776,443
--------------------------------------------------------------------   ------------     ------------     ------------
 Net Assets                                                            $552,465,636     $409,974,330     $166,459,764
====================================================================   ============     ============     ============

COMPOSITION OF NET ASSETS:
Preferred shares ($25,000 net asset and liquidation value
 per share applicable to 8,000, 6,000 and
 2,520, shares issued and outstanding, respectively)                   $200,000,000     $150,000,000     $ 63,000,000
--------------------------------------------------------------------   ------------     ------------     ------------
Common stock (no par value):
Paid-in capital in excess of par                                        336,963,150      248,596,012      101,419,414
--------------------------------------------------------------------   ------------     ------------     ------------
Undistributed net investment income                                       1,154,305          313,308           25,823
--------------------------------------------------------------------   ------------     ------------     ------------
Net realized gain (loss) on investments                                     502,067           (2,250)         410,990
--------------------------------------------------------------------   ------------     ------------     ------------
Net unrealized appreciation of investments                               13,846,114       11,067,260        1,603,537
--------------------------------------------------------------------   ------------     ------------     ------------
 Net assets applicable to common shareholders                           352,465,636      259,974,330      103,459,764
--------------------------------------------------------------------   ------------     ------------     ------------
 Net Assets                                                            $552,465,636     $409,974,330     $166,459,764
--------------------------------------------------------------------   ------------     ------------     ------------
Common shares outstanding                                                23,733,289       17,513,142        7,151,169
--------------------------------------------------------------------   ------------     ------------     ------------
NET ASSET VALUE PER COMMON SHARE                                             $14.85           $14.84           $14.47
====================================================================   ============     ============     ============

















18 PIMCO Municipal Income Funds Semi-Annual Report  10.31.01
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

STATEMENTS OF OPERATIONS

For the period June 29, 2001* through October 31, 2001 (unaudited)

                                                                                       CALIFORNIA        NEW YORK
                                                                       MUNICIPAL        MUNICIPAL        MUNICIPAL
                                                                    ---------------  ---------------  --------------
INTEREST INCOME:
Interest                                                             $ 8,303,233       $ 5,474,758       $2,168,990
=================================================================    ===========       ===========       ==========
EXPENSES:
Investment management fees                                               995,672           736,704          298,152
-----------------------------------------------------------------    -----------       -----------       ----------
Auction agent fees and commissions                                        94,146            69,736           28,923
-----------------------------------------------------------------    -----------       -----------       ----------
Trustees' fees                                                            24,455            20,812           14,237
-----------------------------------------------------------------    -----------       -----------       ----------
Custodian fees                                                            20,057            24,936           14,855
-----------------------------------------------------------------    -----------       -----------       ----------
Reports to shareholders                                                   16,375            14,250            8,125
-----------------------------------------------------------------    -----------       -----------       ----------
Audit and tax service fees                                                14,250            12,250           10,250
-----------------------------------------------------------------    -----------       -----------       ----------
Transfer agent fees                                                       13,875            12,500           11,500
-----------------------------------------------------------------    -----------       -----------       ----------
Legal fees                                                                13,125            11,000            4,375
-----------------------------------------------------------------    -----------       -----------       ----------
Miscellaneous                                                             16,824            15,628           10,567
-----------------------------------------------------------------    -----------       -----------       ----------
 Total expenses                                                        1,208,779           917,816          400,984
-----------------------------------------------------------------    -----------       -----------       ----------
 Less: investment management fee waiver                                 (306,361)         (226,678)         (91,739)
-----------------------------------------------------------------    -----------       -----------       ----------
       expense offset                                                    (20,057)          (24,936)         (14,855)
-----------------------------------------------------------------    -----------       -----------       ----------
 Net expenses                                                            882,361           666,202          294,390
-----------------------------------------------------------------    -----------       -----------       ----------
NET INVESTMENT INCOME                                                  7,420,872         4,808,556        1,874,600
=================================================================    ===========       ===========       ==========
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
Net realized gain (loss) on investments                              $   502,067       $    (2,250)      $  410,990
-----------------------------------------------------------------    -----------       -----------       ----------
Net unrealized appreciation of investments                            13,846,114        11,067,260        1,603,537
-----------------------------------------------------------------    -----------       -----------       ----------
Net realized and unrealized gain on investments                       14,348,181        11,065,010        2,014,527
-----------------------------------------------------------------    -----------       -----------       ----------
NET INCREASE IN NET ASSETS RESULTING FROM INVESTMENT OPERATIONS      $21,769,053       $15,873,566       $3,889,127
=================================================================    ===========       ===========       ==========


*     Commencement of operations.
















                                  SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS
                     10.31.01 PIMCO Municipal Income Funds Semi-Annual Report 19

STATEMENTS OF CHANGES IN NET ASSETS

For the period June 29, 2001* through October 31, 2001 (unaudited)

                                                                                              CALIFORNIA       NEW YORK
                                                                              MUNICIPAL        MUNICIPAL       MUNICIPAL
                                                                           ---------------  --------------  -------------
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
--------------------------------------------------------------------------
Net investment income                                                       $  7,420,872    $  4,808,556    $  1,874,600
--------------------------------------------------------------------------  ------------    ------------    ------------
Net realized gain (loss) on investments                                          502,067          (2,250)        410,990
--------------------------------------------------------------------------  ------------    ------------    ------------
Net unrealized appreciation of investments                                    13,846,114      11,067,260       1,603,537
--------------------------------------------------------------------------  ------------    ------------    ------------
 Net increase in net assets resulting from investment operations              21,769,053      15,873,566       3,889,127
==========================================================================  ============    ============    ============
CAPITAL SHARE TRANSACTIONS:
Net proceeds from the sale of common stock                                   339,359,250     250,401,000     102,137,250
--------------------------------------------------------------------------  ------------    ------------    ------------
Reinvestment of dividends                                                        539,595         390,407         210,059
--------------------------------------------------------------------------  ------------    ------------    ------------
Proceeds from the sale of preferred shares                                   200,000,000     150,000,000      63,000,000
--------------------------------------------------------------------------  ------------    ------------    ------------
Preferred shares underwriting discount charged to paid-in capital
 in excess of par                                                             (2,000,000)     (1,500,000)       (630,000)
--------------------------------------------------------------------------  ------------    ------------    ------------
Common stock and preferred shares offering costs charged to
 paid-in capital in excess of par                                             (1,035,700)       (795,400)       (397,900)
--------------------------------------------------------------------------  ------------    ------------    ------------
 Net increase in capital share transactions                                  536,863,145     398,496,007     164,319,409
==========================================================================  ============    ============    ============
DIVIDENDS TO SHAREHOLDERS:
To preferred shareholders from net investment income                            (795,485)       (557,746)       (241,395)
--------------------------------------------------------------------------  ------------    ------------    ------------
To common shareholders from net investment income                             (5,471,082)     (3,937,502)     (1,607,382)
--------------------------------------------------------------------------  ------------    ------------    ------------
Total dividends to shareholders                                               (6,266,567)     (4,495,248)     (1,848,777)
--------------------------------------------------------------------------  ------------    ------------    ------------
 Total increase in net assets                                                552,365,631     409,874,325     166,359,759
==========================================================================  ============    ============    ============
NET ASSETS:
Beginning of period                                                              100,005         100,005         100,005
--------------------------------------------------------------------------  ------------    ------------    ------------
End of period (including undistributed net investment income of
 $1,154,305, $313,308 and $25,823, respectively)                            $552,465,636    $409,974,330    $166,459,764
--------------------------------------------------------------------------  ------------    ------------    ------------
SHARES ISSUED AND REINVESTED:
Issued                                                                        23,690,000      17,480,000       7,130,000
--------------------------------------------------------------------------  ------------    ------------    ------------
Issued in reinvestment of dividends                                               36,622          26,475          14,502
--------------------------------------------------------------------------  ------------    ------------    ------------
NET INCREASE                                                                  23,726,622      17,506,475       7,144,502
==========================================================================  ============    ============    ============


*     Commencement of operations.

20 PIMCO Municipal Income Funds Semi-Annual Report  10.31.01
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS

NOTES TO FINANCIAL STATEMENTS

October 31, 2001 (unaudited)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

PIMCO Municipal Income Fund ("Municipal"), PIMCO California Municipal Income Fund ("California Municipal") and PIMCO New York Municipal Income Fund ("New York Municipal"), collectively known as the "Funds", were organized as Massachusetts business trusts on May 10, 2001. Prior to commencing operations on June 29, 2001, the Funds had no operations other than matters relating to their organization and registration as non-diversified, closed-end management investment companies registered under the Investment Company Act of 1940 and the rules and regulations thereunder, as amended; and the sale and issuance to PIMCO Advisors L.P. (the "Investment Manager"), an indirect, majority-owned subsidiary of Allianz AG, of 6,667 shares of beneficial interest of each fund at an aggregate purchase price of $100,005 per fund.

Municipal, California Municipal and New York Municipal issued 20,600,000, 15,200,000 and 6,200,000 shares of common stock, respectively, in their initial public offerings. An additional 3,090,000, 2,280,000 and 930,000 shares of Municipal, California Municipal and New York Municipal, respectively, were issued in connection with the exercise of the underwriters over-allotment option. Offering costs of $710,700, $524,400 and $213,900 (representing $0.03 per share for each fund), for Municipal, California Municipal and New York Municipal, respectively, were offset against the proceeds of the offerings and have been charged to paid-in capital in excess of par. The Investment Manager has agreed to pay all offering costs (other than the sales load) and organizational expenses exceeding $0.03 per share for each fund.

In addition, the underwriters discount and offering costs associated with the Funds issuance of Preferred Shares in the amounts of $2,000,000 and $325,000, $1,500,000 and $246,000 and $630,000 and $184,000, for Municipal, California
Municipal and New York Municipal, respectively, have been charged to paid-in capital in excess of par.

The preparation of the financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies consistently followed by the
Funds:


(a) VALUATION OF INVESTMENTS

Debt securities are valued daily by an independent pricing service approved by the Boards of Trustees. Any security or other asset for which market quotations are not readily available is valued at fair value as determined in good faith under procedures established by the Boards of Trustees. Municipal Income invests substantially all of its assets in a portfolio of municipal bonds, the interest from which is exempt from federal income taxes. California Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal and California income taxes. New York Municipal invests substantially all of its assets in municipal bonds which pay interest that is exempt from federal, New York State and New York City income taxes. The Funds will seek to avoid bonds generating interest potentially subjecting individuals to alternative minimum tax. The issuers' abilities to meet their obligations may be affected by economic and political developments in a specific state or region.


(b) FEDERAL INCOME TAXES

The Funds intend to distribute all of their taxable income and to comply with the other requirements of the U.S. Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing substantially all of their ordinary income and long-term capital gains, if any, during each calendar year, the Funds intend not to be subject to U.S. federal excise tax.


(c) INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date. Realized gains and losses on investments are determined on the identified cost basis. Interest income is recorded on an accrual basis. Original issue discounts or premiums on debt securities purchased are accreted or amortized daily to non-taxable interest income. Market discounts, if any, are accreted daily to taxable income.


(d) DIVIDENDS AND DISTRIBUTIONS -- COMMON STOCK

The Funds declare dividends from net investment income monthly to common shareholders. Distributions of net realized capital gains, if any, are paid at least annually. Each Fund records dividends and distributions to its shareholders on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These "book-tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal income tax treatment; temporary differences do not require reclassification. To the extent dividends and/or distributions exceed current and accumulated earnings and profits for federal income tax purposes, they are reported as dividends and/or distributions of paid-in capital in excess of par.


(e) EXPENSE OFFSET

The Funds benefit from an expense offset arrangement with their custodian bank whereby uninvested cash balances earn credits which reduce monthly custodian expenses. Had these cash balances been invested in income producing securities, they would have generated income for the Funds.


                   10.31.01 | PIMCO Municipal Income Funds Semi-Annual Report 21

2. INVESTMENT MANAGER AND SUB-ADVISER

Each Fund has entered into an Investment Management Agreement (the "Agreements") with the Investment Manager to serve as Investment Manager to each Fund. Subject to the supervision of the Fund's Board of Trustees, the Investment Manager is responsible for managing, either directly or through others selected by it, the investment activities of the Fund and the Fund's business affairs and other administrative matters. Pursuant to the Agreements, the Investment Manager will receive an annual fee, payable monthly, at the annual rate of 0.65% of each Fund's average daily net assets (including net assets attributable to any preferred shares that may be outstanding). In order to reduce Fund expenses, the Investment Manager has contractually agreed to reimburse each Fund for fees and expenses at the annual rate of 0.20% of the Fund's average daily net assets (including net assets attributable to any preferred shares that may be outstanding) from the commencement of operations through June 30, 2006, and for a declining amount thereafter through June 30, 2009.

The Investment Manager has retained its affiliate, Pacific Investment Management Company LLC (the "Sub-Adviser") to manage each Fund's investments. Subject to the supervision of the Investment Manager, the Sub-Adviser makes all determinations with respect to the investment of each Fund's assets. The Investment Manager (not the Funds) pays a portion of the fees it receives to the Sub-Adviser in return for its services, at the maximum annual rate of 0.37% of each Fund's average daily net assets (including net assets attributable to any preferred shares that may be outstanding). The Sub-Adviser has contractually agreed to waive a portion of the fees it is entitled to receive from the Investment Manager, such that the Sub-Adviser will receive 0.25% of each Fund's average daily net assets (including net assets attributable to any preferred shares that may be outstanding) from the commencement of the Funds operations through June 30, 2006, and an increasing amount thereafter through June 30, 2009. The Investment Manager informed the Funds that it paid the Sub-Adviser $382,951, $283,348 and $114,674 in connection with sub-advisory services for Municipal, California Municipal and New York Municipal, respectively, for the period ended October 31, 2001.


3. INVESTMENTS IN SECURITIES

For the period ended October 31, 2001, purchases and sales of investments, other than short-term securities, were as follows:


                                 California          New York
                Municipal         Municipal         Municipal
                ---------         ---------         ---------
Purchases     $626,224,922      $524,820,981      $225,067,092
Sales           97,271,483       131,621,400        63,731,290


4. CAPITAL

The Funds have an unlimited amount of no par value common stock authorized.


5. AUCTION PREFERRED SHARES

Municipal has issued 1,600 shares of Preferred Shares Series A, 1,600 shares of Preferred Shares Series B, 1,600 shares of Preferred Shares Series C, 1,600 shares of Preferred Shares Series D and 1,600 shares of Preferred Shares Series E each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

California Municipal has issued 2,000 shares of Preferred Shares Series A, 2,000 shares of Preferred Shares Series B and 2,000 shares of Preferred Shares Series C each with a net asset and liquidation value of $25,000 per share plus accrued dividends.

New York Municipal has issued 2,520 shares of Preferred Shares Series A with a net asset and liquidation value of $25,000 per share plus accrued dividends.

Dividends are accumulated daily at an annual rate set through auction procedures. Distributions of net realized capital gains, if any, are paid annually.

For the period ended October 31, 2001, the annualized dividend rate ranged from:

                                                      At
                             High          Low     10/31/01
                             ----          ---     --------
Municipal:
----------
  Series A                   2.30%        1.65%       1.65%
  Series B                   2.40%       1.073%      1.625%
  Series C                   2.30%        1.50%       1.50%
  Series D                   2.25%        1.55%       1.65%
  Series E                   2.20%       1.625%      1.625%

California Municipal:
---------------------
  Series A                   2.02%        1.80%       1.70%
  Series B                  2.125%        1.04%       1.70%
  Series C                   2.05%        1.70%       1.70%

New York Municipal:
-------------------
  Series A                   2.20%        1.55%       1.55%


The Funds are subject to certain limitations and restrictions while Preferred Shares are outstanding. Failure to comply with these limitations and restrictions could preclude the Funds from declaring any dividends or distributions to common shareholders or repurchasing common shares and/or could trigger the mandatory redemption of Preferred Shares at their liquidation value.

Preferred Shares, which are entitled to one vote per share, generally vote with the common stock but vote separately as a class to elect two Trustees and on any matters affecting the rights of the Preferred Shares.


22 PIMCO Municipal Income Funds Semi-Annual Report | 10.31.01

6. SUBSEQUENT DIVIDEND DECLARATIONS

On November 1, 2001, the following dividends were declared to common shareholders payable December 3, 2001 to shareholders of record on November 16, 2001:

Municipal                $0.0769 per common share
California Municipal     $0.0750 per common share
New York Municipal       $0.0750 per common share


On December 3, 2001, the following dividends were declared to common shareholders payable December 31, 2001 to shareholders of record on December 14, 2001:

Municipal                $0.0769 per common share
California Municipal     $0.0750 per common share
New York Municipal       $0.0750 per common share


On December 10, 2001, the Boards of Trustees of Municipal and California Municipal announced their intention to increase the monthly per share common dividends. Municipal's dividend will increase from $0.0769 per common share to $0.08125 per common share and California Municipal's dividend will increase from $0.075 per common share to $0.077 per common share.


7. SUBSEQUENT CAPITAL GAIN DECLARATIONS

On December 17, 2001, the Boards of Trustees of Municipal and New York Municipal declared short-term capital gain distributions of $0.01846 per common share and $0.05027 per common share, respectively. The distributions are payable January 4, 2002 to shareholders of record on December 28, 2001.









                   10.31.01 | PIMCO Municipal Income Funds Semi-Annual Report 23

FINANCIAL HIGHLIGHTS

For a share of common stock outstanding for the period June 29, 2001* through October 31, 2001 (unaudited):

                                                                                               CALIFORNIA         NEW YORK
                                                                               MUNICIPAL        MUNICIPAL        MUNICIPAL
                                                                               ---------        ---------        ---------
Net Asset Value, Beginning of Period**                                            $14.33           $14.33           $14.33
------------------------------------------------------------------------        --------         --------         --------
INCOME FROM INVESTMENT OPERATIONS:
------------------------------------------------------------------------        --------         --------         --------
Net Investment Income                                                               0.31             0.27             0.26
------------------------------------------------------------------------        --------         --------         --------
Net Realized and Unrealized Gain on Investments                                     0.60             0.63             0.28
------------------------------------------------------------------------        --------         --------         --------
 Total from Investment Operations                                                   0.91             0.90             0.54
========================================================================        --------         --------         --------
DIVIDENDS TO SHAREHOLDERS:
------------------------------------------------------------------------        --------         --------         --------
To Preferred Shareholders from Net Investment Income                               (0.03)           (0.03)           (0.03)
------------------------------------------------------------------------        --------         --------         --------
To Common Shareholders from Net Investment Income                                  (0.23)           (0.23)           (0.23)
------------------------------------------------------------------------        --------         --------         --------
 Total Dividends to Shareholders                                                   (0.26)           (0.26)           (0.26)
========================================================================        --------         --------         --------
CAPITAL SHARE TRANSACTIONS:
------------------------------------------------------------------------        --------         --------         --------
Common Stock Offering Costs Charged to Paid-in Capital in Excess of Par            (0.03)           (0.03)           (0.03)
------------------------------------------------------------------------        --------         --------         --------
Preferred Shares Offering Costs/Underwriting Discount Charged to
 Paid-in Capital in Excess of Par                                                  (0.10)           (0.10)           (0.11)
------------------------------------------------------------------------        --------         --------         --------
 Total Capital Share Transactions                                                  (0.13)           (0.13)           (0.14)
========================================================================        ========         --------         ========
Net Asset Value, End of Period                                                    $14.85           $14.84           $14.47
------------------------------------------------------------------------        --------         --------         --------
Marked Price, End of Period                                                       $14.75           $15.28           $14.63
========================================================================        ========         --------         ========
TOTAL INVESTMENT RETURN (1)                                                         (0.1)%            3.5%            (0.9)%
------------------------------------------------------------------------        --------         --------         --------
RATIOS/SUPPLEMENTAL DATA:
------------------------------------------------------------------------        --------         --------         --------
Net Assets Applicable to Common Shareholders, End of Period (000)               $352,466         $259,974         $103,460
------------------------------------------------------------------------        --------         --------         --------
Ratio of Expenses to Average Net Assets (2)(3)+                                     0.59%(4)         0.61%(5)         0.67%(6)
------------------------------------------------------------------------        --------         --------         --------
Ratio of Net Investment Income to Average Net Assets (2)+                           4.84%(4)         4.24%(5)         4.09%(6)
------------------------------------------------------------------------        --------         --------         --------
Asset Coverage Per Share of Preferred Stock                                      $69,051          $68,321          $66,054
------------------------------------------------------------------------        --------         --------         --------
Portfolio Turnover                                                                    23%              57%              69%
========================================================================        ========         ========         ========


 *    Commencement of operations.
** Initial public offering price of $15.00 per share less underwriting discount of $0.67 per share.
 +    Annualized.
(1) Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. Dividends are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Funds' dividend reinvestment plan. Total investment return does not reflect brokerage commissions or sales charges. Total investment return for a period of less than one year is not annualized.
(2) Calculated on the basis of income and expenses applicable to both common and preferred shares relative to the average net assets of common shareholders.
(3) Inclusive of expenses offset by earning credits from custodian bank. (See note 1e in Notes to Financial Statements).
(4) During the period indicated above the Investment Manager waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.79% (annualized) and 4.64% (annualized), respectively.
(5) During the period indicated above the Investment Manager waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.81% (annualized) and 4.04% (annualized), respectively.
(6) During the period indicated above the Investment Manager waived a portion of its investment management fee. If such waiver had not been in effect, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been 0.87% (annualized) and 3.89% (annualized), respectively.


24 PIMCO Municipal Income Funds Semi-Annual Report  10.31.01
SEE ACCOMPANYING NOTES TO FINANCIAL STATEMENTS


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


TRUSTEES AND PRINCIPAL OFFICERS
Stephen J. Treadway
Chairman, President,
Principal Executive Officer & Trustee

Paul Belica
Trustee

Robert E. Connor
Trustee

Jack Dalessandro
Trustee

Hans Kertess
Trustee

Mark V. McCray
Vice President

Newton B. Schott, Jr.
Vice President & Secretary

Brian S. Shlissel
Treasurer, Principal Financial & Accounting Officer

Michael B. Zuckerman
Assistant Secretary


INVESTMENT MANAGER
PIMCO Advisors L.P.
888 San Clemente Drive
Suite 100
Newport Beach, CA 92660


SUB-ADVISER
Pacific Investment Management Company LLC
840 Newport Center Drive
Newport Beach, CA 92660


TRANSFER AGENT, DIVIDEND PAYING
AGENT AND REGISTRAR
PFPC Inc.
P.O. Box 43027
Providence, RI 02940-3027


INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
1177 Avenue of the Americas
New York, NY 10036




Quarterly information on the Funds is now available on the PIMCO Funds website (www.pimcofunds.com). Information provided includes portfolio analysis, performance, yield data, and portfolio manager commentary.

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